UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2019
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

404-888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Form 8-K filed on August 22, 2019, Robert F. Dozier, Executive Vice President and Chief Business Officer of the Federal Home Loan Bank of Atlanta (the “Bank”), announced his retirement from the Bank on August 19, 2019.

On September 12, 2019, the Bank and Mr. Dozier entered into an Agreement and Release (the “Agreement”) outlining the terms of Mr. Dozier’s retirement. Pursuant to the Agreement, Mr. Dozier will remain employed by the Bank through December 31, 2019, or until such earlier date that he commences employment with another company. During such time he will assist in the transitioning of his responsibilities to others as directed by the Bank’s Chief Executive Officer and will continue to receive his normal salary and benefits.

If Mr. Dozier remains employed until December 31, 2019 and complies with the covenants in the Agreement and all lawful requests and instructions from the Bank’s Chief Executive Officer, Mr. Dozier will receive a payment equal to $881,250. The Agreement prohibits Mr. Dozier from recruiting or soliciting the service of any employee or contractor of the Bank, or encouraging them to terminate their employment or service with the Bank, for a period of 12 months following his separation date. The Agreement also includes a full waiver and release of claims by Mr. Dozier and covenants by Mr. Dozier regarding the protection of trade secrets and confidential information of the Bank, cooperation with Bank, and non-disparagement of the Bank, its employees and services.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: September 18, 2019	By: /s/ Reginald T. O'Shields
By: Reginald T. O'Shields Senior Vice President, General Counsel and Chief Compliance and Ethics Officer